BlackRock Asset Investors
--------------------------------------------------------------------------------
Annual Report
December 31, 1996

BlackRock Asset Investors
Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

                      Name of Issuer
                    and Title of Issue                                                             Par (000)              Value
                    ------------------                                                             ---------              -----
Commercial Mortgage Pass-Through Certificates - 4.1%
  BCF L.L.C. Series 1996 A- Interest Only                                                             51,560          $     811,442
  BCF L.L.C. Series 1996 B- Interest Only                                                              7,646                207,705
  BCF L.L.C. Series 1996 C- Interest Only                                                              5,734                153,795
  BCF L.L.C. Series 1996 D- Interest Only                                                              6,690                153,783
  BCF L.L.C. Series 1996 E                                                                             9,079              8,548,118
  BCF L.L.C. Series 1996 F                                                                             2,390              2,048,695
  BCF L.L.C. Series 1996 G                                                                             6,690              2,981,415
                                                                                                                      -------------

Total Commercial Mortgage Pass-Through Certificates (Cost $13,471,953)                                                   14,904,953
                                                                                                                      -------------

Warrants - 0.8%
  Annington Finance                                                                                   16,065              2,752,270
                                                                                                                      -------------
Total Warrants including unrealized gain of $120,824 (Cost $2,631,446)                                                    2,752,270
                                                                                                                      -------------
Fixed Income Securities - 31.3%
  Annington Finance, 11%, 10/21/2002                                                                  65,540            112,283,707
                                                                                                                      -------------
Total Fixed Income Securities including
  unrealized gain of $4,447,215 (Cost $107,836,492)                                                                     112,283,707
                                                                                                                      -------------

Partnership Investments - 74.4%
  BlackRock Capital Finance                                                                                             267,356,392
                                                                                                                      -------------
Total Partnership Investments (Cost $266,668,066)                                                                       267,356,392
                                                                                                                      -------------
Total Long Term Investments - (cost $390,607,957)                                                                       397,297,322
                                                                                                                      -------------
Short Term Investment - 0.1%
  Repurchase agreement dated 12/31/96
    with State Street Bank and Trust, Co. 5.00%
    due 1/02/97, collateralized by United States Treasury
    Note 6.00% due 5/31/98 (market value $358,145)
    (repurchase proceeds $350,097) (cost $350,000)                                                       350                350,000
                                                                                                                      -------------
Total Investments - (cost $390,957,957) - 110.7%                                                                        397,647,322
Liabilities in Excess of Other Assets - (10.4)%                                                                         (37,391,277)
Liquidation Value of Preferred Stock- (0.3)%                                                                             (1,020,000)
                                                                                                                      -------------
Net Assets Applicable to Common Shareholders - 100.0%                                                                 $ 359,236,045
                                                                                                                      =============

BlackRock Asset Investors
Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------
Assets

Investments, at estimated fair value (cost $390,607,957)          $ 397,297,322
Repurchase agreement (cost $350,000)                                    350,000
                                                                  -------------
  Total investments ($390,957,957)                                  397,647,322
Cash including cash held in foreign banks of $14,708                    363,105
Interest receivable                                                   1,921,298
Deferred organization expenses and other assets (Note 1)                305,714
Due from BlackRock Fund Investors I, II, and III                        137,269
                                                                  -------------
  Total assets                                                      400,374,708
                                                                  -------------

Liabilities

Line of credit payable (Note 5)                                      29,000,000
Unrealized loss on forward currency contracts                         8,017,435
Investment advisory fee payable (Note 2)                              2,101,005
Tax payable                                                             300,000
Payable to BCF                                                          260,682
Notes payable (Note 6)                                                  192,500
Interest on line of credit payable                                       78,316
Directors' fee payable                                                   42,236
Administration fee payable                                               13,401
Other accrued expenses                                                  113,088
                                                                  -------------
  Total liabilities                                                  40,118,663
                                                                  -------------
Net Investment Assets                                             $ 360,256,045
                                                                  =============
Net assets were comprised of:
  Common shares of beneficial interest, at par (Note 7)           $       4,845
  Paid in capital in excess of par                                  364,871,197
  Preferred stock, at par (Note 7)                                    1,020,000
                                                                  -------------
                                                                    365,896,042
  Accumulated net investment income                                     926,111
  Distributions in excess of net realized gains                      (5,238,532)
  Net unrealized depreciation on investments,
    forward currency contracts and foreign currency                  (1,327,576)
                                                                  =============
  Total Net Investment Assets                                     $ 360,256,045
                                                                  =============
Net assets applicable to common shareholders                      $ 359,236,045
                                                                  =============
Net asset value per common share ($359,236,045 divided by
  484,525 common shares issued and outstanding)                   $      741.42
                                                                  =============
Total common shares outstanding at end of year                       484,525.00
                                                                  =============


--------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Asset Investors
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

Net Investment Income

Income
  Net investment income earned from BCF                            $ 69,445,671
  Interest (net of interest expense of $1,234,961)                    1,698,815
                                                                   ------------
Total income                                                         71,144,486
                                                                   ------------

Expenses
  Investment Advisory                                                 2,101,005
  Administration                                                         25,877
  Directors                                                              63,000
  Custodian                                                              60,000
  Amortization of deferred organization expenses                         37,500
  Legal                                                                  25,000
  Audit                                                                  20,750
  Transfer agent                                                          5,250
  Miscellaneous                                                          29,361
                                                                   ------------
  Total operating expenses                                            2,367,743
                                                                   ------------
  Net investment income before income taxes                          68,776,743
  Income tax provision (Note 1)                                        (300,000)
                                                                   ------------
  Net investment income                                              68,476,743
                                                                   ------------

Realized and Unrealized Gain (Loss)
  on Investments, Futures Contracts,
  Forward Currency Contracts and
  Foreign Currency Transactions (Note 4)

Net realized gain on:
  Futures contracts                                                     145,776
  Foreign Currency and Forward Currency Contracts                     1,845,741
  BCF investments                                                     2,506,340
                                                                   ------------
  Net realized gain                                                   4,497,857
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Foreign Currency and Forward Currency Contracts                    (8,016,941)
  BCF investments                                                     1,188,393
  Other investments                                                   6,001,235
                                                                   ------------
  Net change in unrealized depreciation                                (827,313)
                                                                   ------------
Net realized and unrealized gain                                      3,670,544
                                                                   ------------

Net Increase In Net Investment Assets
  Resulting from Operations                                        $ 72,147,287
                                                                   ============


--------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Asset Investors
Statement of Cash Flows
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows provided by operating activities:
  Net investment income and realized gain received from BCF       $  71,952,011
  Interest received                                                   1,012,478
  Interest paid                                                      (1,156,645)
  Expenses paid                                                        (691,195)
  Reimbursement received for expenses paid
    on behalf of affiliates                                             836,630
  Net gain from futures contracts                                       145,776
  Net gain from forward currency contracts and
    foreign currency transactions                                     1,845,741
                                                                  -------------
  Net cash flows provided by operating activities                    73,944,796
                                                                  -------------
Cash flows used for investing activities:
  Purchases of repurchase agreements, net                              (350,000)
  Net purchase of investments*                                     (283,258,746)
                                                                  -------------
  Net cash flows used for investing activities                     (283,608,746)
                                                                  -------------
Cash flows provided by financing activities:
  Payment of distributions                                         (112,813,000)
  Line of credit borrowing                                           23,000,000
  Proceeds from preferred stock                                       1,020,000
  Organization expenses paid                                           (162,500)
  Redemption of notes payable                                           (10,000)
  Share subscriptions                                               298,911,137
                                                                  -------------
  Net cash flows provided by financing activities                   209,945,637
                                                                  -------------
Net increase in cash                                                    281,687
Cash, beginning of year                                                  81,418
                                                                  -------------
Cash and foreign currency, end of year                            $     363,105
                                                                  =============

Reconciliation of Net Increase in Net
  Assets Resulting from Operations
  to Net Cash Flows Provided By
  Operating Activities

Net increase in net assets resulting from operations              $  72,147,287
                                                                  -------------
Increase in unrealized depreciation                                     827,313
Increase in accrued expenses and other liabilities                    2,094,540
Decrease in due from affiliates                                         836,630
Increase in deferred organization costs and other assets             (1,960,974)
                                                                  -------------
  Total adjustments                                                   1,797,509
                                                                  -------------
Net cash flows provided by operating activities                   $  73,944,796
                                                                  =============


--------------------------------------------------------------------------------

See Notes to Financial Statements.

*    Excludes non cash items in the amount of $13,555,470.

BlackRock Asset Investors
Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------

                                                                                            March 29, 1995*
                                                                       Year Ended               through
                                                                   December 31, 1996        December 31, 1995
                                                                   -----------------        -----------------
Increase (Decrease) in Net Assets

Operations:
  Net investment income (loss)                                      $  68,476,743            $  (4,734,494)**

  Net realized gain on BCF investments, futures
    contracts, forward currency contracts and foreign
    currency transactions                                               4,497,857               (2,278,375)**

  Net change in unrealized depreciation on BCF
    investments, forward currency contracts, foreign
    currency transactions end other investments                          (827,313)                (500,263)**
                                                                    -------------            -------------
  Net increase (decrease) in net assets resulting
    from operations                                                    72,147,287               (7,513,132)
                                                                    -------------            -------------

Dividends and distributions to common shareholders from:

  Net investment income                                               (63,077,204)                      --
  Return of capital                                                   (42,277,782)                      --
  Net realized gains                                                   (2,219,482)                      --
  In excess of net realized gains                                      (5,238,532)                      --
                                                                    -------------            -------------
  Total dividends & distributions to
    common shareholders                                              (112,813,000)                      --
                                                                    -------------            -------------

Fund share transactions:

  Proceeds from common shares issued                                  298,911,137              108,503,753
  Proceeds from preferred shares issued                                 1,020,000                       --
                                                                    -------------            -------------
  Total fund share transactions                                       299,931,137              108,503,753
                                                                    -------------            -------------
  Net increase                                                        259,265,424              100,990,621

Net Investment Assets

Beginning of period                                                   100,990,621                       --
                                                                    -------------            -------------
End of period                                                       $ 360,256,045            $ 100,990,621
                                                                    =============            =============

----------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.

**   Restated to conform to 1996 presentation.

See Notes to Financial Statements.

BlackRock Asset Investors
Financial Highlights

----------------------------------------------------------------------------------------------------------

                                                                                         March 29, 1995*
                                                              For the Year Ended             through
                                                               December 31, 1996        December 31, 1995
                                                               -----------------        -----------------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value per common share,
  beginning of period                                             $    765.99             $  1,000.00
                                                                  -----------             -----------
    Net investment income (loss) (a)                                   262.06                 (150.13)**
    Net realized and unrealized gain (loss) on
      investments, futures contracts, forward currency
      contracts and foreign currency transactions (a)                   14.05                  (83.88)**
                                                                  -----------             -----------
Net increase (decrease) from investment operations                     276.11                 (234.01)
                                                                  -----------             -----------
Less dividends & distributions to common shareholders:
  Net investment income                                               (168.12)                     --
  Net realized gains                                                    (5.92)                     --
  In excess of net realized gain                                       (13.96)                     --
  Return of capital                                                   (112.68)                     --
                                                                  -----------             -----------
                                                                      (300.68)                     --
                                                                  -----------             -----------
Net asset value per common share, end of period                   $    741.42             $    765.99
                                                                  ===========             ===========

TOTAL INVESTMENT RETURN (b)                                             50.00%                 (23.40)%

RATIOS TO AVERAGE NET ASSETS
  OF COMMON SHAREHOLDERS:
Operating expenses                                                  1.15% (d)                   10.78%(cd)**
Net investment income (loss)                                       33.17% (d)                  (13.15)%(cd)**

SUPPLEMENTAL DATA:
Average net assets of
  common shareholders (in thousands)                              $   206,466             $    47,282
Portfolio turnover                                                         --                      27%
Net assets of common shareholders,
  end of period (in thousands)                                    $   359,236             $   100,991
Asset coverage per share of preferred stock,
  end of period (in thousands)                                    $       176                      --

----------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.

**   Restated to conform to 1996 presentation.

(a)  1996 is calculated based on average shares.

(b) Total investment return is calculated assuming a purchase of a common share of beneficial interest at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date. Total investment return for periods of less than one full year are not annualized.

(c)  Annualized,

(d) The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 is 0.90% and 12.22%, respectively, for the period ended December 31, 1996. The ratio of expenses and net investment income to total investor capital commitments of $560,267,692 on an annualized basis is 0.90% and (1.11)%, respectively, for the year ended December 31, 1995.

     Contained above is the audited operating performance based on an average common share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the period indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Financial Statements.

BlackRock Asset Investors
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Organization and Accounting Policies

Background: BlackRock Asset Investors ("BAI" or the "Trust") is a non-diversified closed-end investment company organized as a Delaware business trust registered under the Investment Company Act of 1940. The Declaration of Trust permits the Trustees to create a limited number of series (or "Funds"), each of which issues a separate class of shares. As of December 31, 1996 the Trustees have established BlackRock Fund Investors I, BlackRock Fund Investors II, and BlackRock Fund Investors III. The Trust was formed on December 21, 1994 and had no operations through March 29, 1995 other than those related to organizational matters and the sale and issuance of 274.108 shares of beneficial interest to BlackRock Fund Investors III. The Trust will seek to achieve high total returns primarily from its investments in subordinated commercial mortgage-backed securities and other investment securities and from its investment in its wholly-owned affiliate, BlackRock Capital Finance L.P. ("BCF"), and other mortgage affiliates, which will engage primarily in the business of acquiring, pooling and repackaging performing commercial mortgage loans as commercial mortgage-backed securities for distribution to the Trust and its strategic coinvestors (Note 3) and for sale in capital markets. In addition, BCF will acquire and work out distressed commercial and residential mortgage loans. BCF is a Delaware limited partnership, with BAI as the 99% General Partner, and Asset Investors Inc. ("AII") as the 1% Limited Partner. BAI owns 100% of the outstanding shares of AII.

     The Trust and BCF invest in debt securities and the ability of issuers of such debt securities held by the Trust and BCF to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

Investment Valuation: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades, unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors.

     The Trust's investment in BCF is valued based on the equity of such entity which entity reports on a fair value basis (see Note 4). BCF generally invests in mortgage loans acquired as distressed or nonperforming loans which are valued at cost from the date of acquisition to the date on which a significant event occurs, such as revaluation of the collateral, resolution of legal impediments, bankruptcy of the borrower or restructuring of the loan. When a significant event affecting valuation occurs, the mortgage loan shall be revalued on the basis of such event and, if possible, shall thereafter, be valued on an analytical basis rather than at cost basis.

     Any securities or other assets, held by the Trust, for which current market quotations are not readily available are valued at fair value as determined in good faith under the Valuation Policy and Guidelines established by and under the general supervision and responsibility of the Trust's Valuation Committee.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. As writer of an option, the Trust may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Option selling and purchasing is used by the Trust to effectively hedge positions. In general, the Trust uses options to hedge a long or short position or an overall portfolio. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at any time or at a specified time during the option period. A put option gives the holder the right to sell, and obligates the writer to buy, the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a long position or a portfolio against price declines. In the same sense, call options can be purchased to hedge short positions or a portfolio against price declines. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Financial Futures Contracts: A financial futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities.

During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities, or securities the Trust intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates, or for risk management, or other portfolio management purposes. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market.

Forward Currency Contracts: The Trust enters into forward currency contracts primarily to hedge foreign currency risk. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise as a result of the potential inability of the counterparts to meet the terms of their contract.

     Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust. Forward currency contracts are not meant to be used to eliminate all of the exposure to foreign currency, rather they allow the Trust to limit its exposure to foreign currency.

     Details of open forward currency sell contracts at December 31, 1996 are as follows:

                                                Value at              Value at           Unrealized
   Settlement            Contract              Settlement           December 31,        Appreciation/
      Date             to sell (000)              Date                  1996            (Depreciation)
--------------        --------------          --------------        --------------     --------------
  Dec. 23, 1997          C$  6,500            $   4,841,713         $   4,839,655       $      2,058
  Dec. 13, 1999         GBP 78,622            $ 121,000,000         $ 129,019,493       $ (8,019,493)
                                              -------------         -------------       ------------
                                              $ 125,841,713         $ 133,859,148       $ (8,017,435)
                                              =============         =============       ============

Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of Investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions

     The Trust isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method. Net investment income and loss and net realized gain and loss realized by BCF are recorded on a flow through basis by the Trust.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required for the Trust. A provision for estimated income taxes of $300,000 has been made for All.

Dividends and Distributions: The Trust declares and distributes dividends at least annually first from net investment income, then from realized short-term capital gains and other sources, and lastly from paid-in capital. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Investment Advisory, Administration and Other Expenses: Investment advisory, administration and other expenses are recorded on the accrual basis. Performance fees, if any, are determined and recorded annually.

Deferred Organization Expenses: A total of $187,500 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of 60 months from the date the Trust commenced investment operations.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The Trust increased accumulated net investment income by $261,066 and decreased paid in capital in excess of par by $261,066 as the result of a net operating loss in 1995 that is not deductible for tax purposes. Differences between financial statement income and gains and taxable amounts generally arise due to different methods of accounting for the basis of real estate owned upon foreclosure, recognition of market discount, cash vs. accrual reporting and timing differences in the recognition of gains and losses on foreign currency contracts, futures contracts and options.

Note 2. Agreements

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Advisor") which provides that during the Commitment Period the Trust will pay to the Advisor for its services a semi-annual fee, in arrears, in an amount equal to .75% of the aggregate Capital Commitments, on an annualized basis. Subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Advisor is reduced to .50% of the weighted average capital invested during the relevant period on an annualized basis. In addition to its management fee, the Trust will pay to the Advisor as of the first anniversary of the commencement of the Trust's operations, as of each December 31 thereafter and as of the Trust's termination date a performance fee payable only if certain criteria, as described in the Trust's Investment Advisory Agreement, are met.

     On December 6, 1996, the Board of Directors approved an amendment (approved retroactive to January 1, 1996) to the Investment Advisory Agreement which provided that during the Commitment Period the Trust will pay to the Advisor for its services a semi-annual fee, in arrears, in an amount equal to .375% of the aggregate Capital Commitments on an annualized basis and that subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Advisor is reduced to .25% of the weighted average capital invested during the relevant period on an annualized basis and the performance fee will be allocated between

BCF and the Trust as determined by the Trust. On December 6, 1996 BAI approved an Investment Advisor Agreement with the Advisor which provides that during the Commitment Period BCF will pay to the Advisor for its services a semi-annual fee, in arrears, in an amount equal to .375% of the aggregate Capital Commitments, an annualized basis and that subsequent to the Commitment Period, the semi-annual fee payable in arrears to the Advisor is reduced to .25% of the weighted average capital invested during the relevant period on an annualized basis and the performance fee will be allocated between BCF and BAI as determined by BAI. For the year ended December 31, 1996, BAI allocated 100% of the performance fee of $3,314,000 to BCF. The cumulative net distributions attributable to cumulative net investment income and cumulative net realized gains as of December 31, 1996 is $66,279,985.

     The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street") which provides that State Street will receive an annual fee equal to .08% of Trust's average net asset value up to $225 million, .06% of the next $225 million and .04% thereafter. Effective May 1, 1996 the Administration Agreement was amended to provide that State Street will receive an annual fee equal to .06% of Trust's average net asset value up to $225 million, .04% of the next $225 million and .02% thereafter, subject to certain minimum requirements.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Advisor. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

     Certain trustees of the Trust and the Funds, who are not interested parties, are paid a fee, which is split ratably between BAI and the Funds, for their services in the amount of $40,000 each on an annual basis plus telephonic meeting fees not to exceed $500 annually and certain out-of-pocket expenses.

Note 3. Strategic Coinvestor

     Neither the Trust nor BCF will be permitted to acquire any commercial or residential mortgage asset unless a strategic coinvestor in the relevant asset class coinvests in such asset. Accordingly, the Trust and BCF will be prohibited from investing in any asset with respect to which its strategic partner in the relevant asset class has declined to coinvest, unless the Trust and BCF have received the approval of a majority of the BAI Trustees and all of the BAI Investor Trustees with respect to the identity of and arrangements with an alternative strategic coinvestor with respect to such asset. In addition, if the coinvestment agreement with a strategic coinvestor is terminated, prior to acquiring any additional assets in the relevant asset class, the Trust and BCF will be required to obtain the approval of a majority of the BAI Trustees and all of the BAI Investor Trustees with respect to the identity of and arrangements with an alternative strategic coinvestor. Any strategic coinvestor must, with respect to the relevant asset class, (i) possess the requisite real estate and servicing capabilities, (ii) commit professional resources to its efforts with the Trust and BCF, including loan underwriting, work-out and servicing, and (iii) agree to make coinvestments of at least 10% with the Trust or BCF, pursuant to the terms of a coinvestment agreement with such strategic coinvestor, and agree to provide requested servicing functions with respect to the related assets. All coinvestments will be concurrently with and on the same terms as the Trust and BCF.

     BlackRock Financial Management, Inc. ("BFM"), the investment advisor of BAI, sold its minority interest in Brazos Advisors, L.L.C. ("Brazos") at cost during the year ended December 31, 1996. Brazos is an affiliate of Brazos GenPar, Inc. which is a strategic coinvestor formed for the purpose of providing primary, master and special servicing with respect to commercial and multifamily mortgage loans and related real estate properties.

Note 4. Investments

     Purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended December 31, 1996 aggregated $213,476,984 and $0, respectively. The federal income tax basis of the investments at December 31, 1996 was substantially the same as the basis for financial reporting.

     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law. At December 31, 1996 the Trust's direct and indirect investment in BCF of $267,356,392 is illiquid.

     BCF's summary financial information as of December 31,1996 and for the year then ended is as follows:

ASSETS:
Performing and distressed real estate
  and related assets                                                $239,218,630
Cash, deposits and other real estate
  related assets                                                      60,254,071
Other assets                                                           2,391,819
                                                                    ------------
  Total assets                                                       301,864,520

LIABILITIES:
Accounts payable and accrued expenses                                 34,508,128
                                                                    ------------

PARTNERS' CAPITAL                                                   $267,356,392
                                                                    ============

REVENUE:
Net investment income                                               $ 80,939,744
EXPENSES:
Expenses                                                              11,494,073
                                                                    ------------

NET INVESTMENT INCOME                                                 69,445,671

NET REALIZED GAIN                                                      2,506,340
NET CHANGE IN UNREALIZED GAIN                                          1,188,393
                                                                    ------------

NET INCREASE IN NET ASSETS
FROM OPERATIONS                                                     $ 73,140,404
                                                                    ============

Note 5. Line of Credit

     The Trust has available an unsecured line of credit agreement with NationsBank N.A. under which funds may be borrowed at either the prime rate or the one-month Eurodollar rate plus 1 3/8%. The average daily loan balance was $6,214,481, at a weighted average interest rate of 7.41 %. The maximum loan outstanding during the year ended December 31, 1996 was $57,500,000. The balance outstanding at December 31,1996 was $29,000,000.

     A line of credit was also available to the Trust, which funds were borrowed at the London InterBank Offer Rate (LIBOR) + 175 basis points. The average daily loan balance was $5,464,481, at a weighted average interest rate of 5.72%. The maximum loan outstanding during the year ended December 31, 1996 was $40,000,000. No loan was outstanding as of December 31,1996. The line of credit has been terminated.

Note 6. Notes

     The Trust has issued notes in the aggregate principal amount of $202,500 to the Funds. The Notes pay interest at a per annum rate of 2.50% over the yield of the one-year constant maturity Treasury, redeemable annually by the holder and due on dissolution of the Trust.

     During the year ended December 31, 1996, $10,000 principal was redeemed, leaving an aggregate principal amount of $192,500.

Note 7. Capital

     The Trust has obtained capital commitments from the Funds in the form of subscription agreements to engage in the real estate debt investment activities described herein. When notified by the Trust, in accordance with the Declaration of Trust, the Funds shall make capital contributions as are required to satisfy their outstanding capital commitments. The Trust must give fourteen days advance notice before contributions are due. As of December 31, 1996, the total capital commitments from the Funds was $560,267,692 of which $407,414,890 had been called and received. In addition, $42,277,782 representing capital returned to shareholder is available for subsequent capital calls.

     There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On December 26, 1996 the Trust reclassified and issued 2,040 shares of preferred stock. The preferred stock has a liquidation value of $500 per share plus any accumulated but unpaid dividends. Dividends are cumulative and are paid annually on November 30 of each year at a rate which is equal to the treasury bill rate as of the preceding December 1 plus 2.5%.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, at any time, for $500 per share plus any accumulated or unpaid dividends whether or not declared.

     The holders of Preferred Stock have voting rights equal to the holder of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 8. Subsequent Events

     On January 7, 1997 and February 3, 1997, the Trust made additional capital calls of $50,000,000 and $93,000,000, respectively, which settled on January 21, 1997 and February 18, 1997, respectively. Approximately $121,000,000 of which was contributed to BCF to fund the purchase of five additional investments, two of which consist primarily of single family mortgage loans, and three of which consist primarily of multi-family and commercial mortgage loans.

                            BLACKROCK ASSET INVESTORS
                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Trustees of
BlackRock Asset Investors:

We have audited the accompanying statement of assess and liabilities of BlackRock Asset Inventors as of December 31, 1996 and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period March 29, 1995 (commencement of investment operations) to December 31, 1995 These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of BlackRock Asset Investors as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 29, 1995 (commencement of investment operations) to December 31, 1995, in conformity with generally accepted accounting principles.

As explained in Note 1, the financial statements include investments valued at $397,297,322 (110.3% of net assets), whose value of underlying investments have been estimated by the Board of Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Trustees in arriving at its estimate of value of such investments and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.


Deloitte & Touche LLP

New York, New York
February 20, 1997

BlackRock Asset Investors
Additional Tax Information
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1996.

     During the fiscal year ended December 31, 1996, 55.91% of the total distributions paid by the Trust is taxable as ordinary income, 6.61% is taxable as long-term capital gain and 37.48% is a non-taxable return of capital. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax return as ordinary income. Further, we wish to advise you that the income dividends do not qualify for the dividends received deduction.

Trustees
Laurence D. Fink, Chairman
John C. Deterding
Donald G. Drapkin
Wesley R. Edens
Charles Froland
James Grosfeld
William J. Kennett
Laurence E. Hirsch
Kendrick R. Wilson, III

Officers
Ralph L. Schlosstein, President
Wesley R. Edens, Chief Operating Officer
Robert I. Kauffman, Managing Director
Randal A. Nardone, Managing Director
Erik P. Nygaard, Managing Director
Henry Gabbay, Treasurer
Susan L. Wagner, Secretary
James Kong, Assistant Treasurer

Master Administrator
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154

Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA 02171

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1431

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

BlackRock Asset Investors
Two Heritage Drive
North Quincy, MA 02171